AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY
SUPPLEMENT DATED MARCH 25, 2008
TO CONTRACT PROSPECTUS
DATED MAY 1, 2007
AS SUPPLEMENTED NOVEMBER 15, 2007

          AIG Life Insurance Company ("AIG Life") is amending its AllianceBernstein Ovation Variable Annuity contract prospectus for the purpose of providing you with information regarding the proposed acquisition of AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio (collectively referred to as the "Portfolios") by AllianceBernstein U.S. Government/High Grade Securities Portfolio ("U.S. Government/High Grade Securities Portfolio"), all of which Portfolios are underlying Funds of the contract's variable investment options.

          AIG Life has received notification that the Board of Directors of the Portfolios has approved a Plan of Acquisition and Liquidation pursuant to which the Portfolios will be acquired by U.S. Government/High Grade Securities Portfolio (the "Acquisition"), and the Portfolios will terminate. All the Portfolios and U.S. Government/High Grade Securities Portfolio are series of the AllianceBernstein Variable Products Series Fund, Inc. ("Trust"). The Acquisition does not require approval by the Portfolios' shareholders. The Acquisition is proposed to become effective early in the second quarter of 2008, with an expected closing date of April 25, 2008 ("Acquisition Date").

          After 4:00 p.m. Eastern Time on the Acquisition Date, all Contract owner Accumulation Unit values in the investment options supported by the Portfolios will be automatically transferred into the investment option supported by the U.S. Government/High Grade Securities Portfolio. Only the underlying Portfolio will change, not the investment option itself.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Portfolios' investment options after 4:00 p.m. Eastern Time on the Acquisition Date, such transaction will not be in good order, and we will obtain alternate instructions from you prior to executing the transaction.

          Neither our automatic transfer of the Accumulation Unit value to the U.S. Government /High Grade Securities Portfolio, nor your transfer of assets out of any of the Portfolios prior to the Acquisition Date or out of the U.S. Government/High Grade Securities Portfolio within 60 days after the Acquisition Date, will count against the 12 free transfers that you are permitted to make in a Contract Year or for the purposes of the US Mail Policy.

          Also after 4:00 p.m. Eastern Time on the Acquisition Date, the U.S. Government/High Grade Securities Portfolio will change its name to AllianceBernstein Intermediate Bond Portfolio.

          For a period of time after the Acquisition Date, we may provide you with confirmations, statements and other reports that contain the name of the Portfolios' investment options or the name U.S. Government/High Grade Securities Portfolio.

          Should you have any questions, please contact our Variable Annuity Service Center between the hours of 8:45 a.m. and 7:00 p.m. Eastern Time, Monday through Friday, at 1-800-255-8402.